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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At June 30, 2011, we owned or had an interest in 391 properties comprising 262 million square feet in North America, Europe and Asia.

        This package was prepared to provide operational and balance sheet information as of June 30, 2011, for the Company and the Operating Partnership. Beginning in 2011, we made changes to the method and presentation of certain of our operational statistics. The methods and discussion regarding these changes are included within the Operational Information sections included on pages 20-24 of this report.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2011	Week of October 24th, 2011
Fourth Quarter 2011	Week of January 30th, 2012

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2010 through June 30, 2011

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2010	60,233,424	292,961,909
Activity During the First Quarter of 2011:
Issuance of Common Stock for Stock Option Exercises	—	189,881
Common Stock Surrendered in Connection with Stock Option Exercise	—	(61,584)
Exchange of Operating Partnership Units for Common Stock	(135,353)	135,353
Conversion of Preferred Securities into Units	2,041	—
Restricted Stock Awards(3)	—	77,724
Number Outstanding at March 31, 2011	60,100,112	293,303,283
Activity During the Second Quarter of 2011:
Issuance of Common Stock for Stock Option Exercises	—	20,842
Exchange of Operating Partnership Units for Common Stock	(229,501)	229,501
Restricted Stock Awards and Long-Term Incentive Performance Units Earned(3)	133,673	40,509
Number Outstanding at June 30, 2011	60,004,284	293,594,135
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at June 30, 2011		293,594,135
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		34,582
Diluted Common Shares Outstanding at June 30, 2011(4)		293,628,717

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 59).

(3)
Represents restricted stock awards and earned long-term incentive performance ("LTIP") units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended June 30, 2011.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2011
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2011	2010	2011	2010
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,040,861	$933,566	$2,060,735	$1,858,637
Net Income Attributable to Common Stockholders	$205,121	$152,504	$384,532	$161,877
Basic Earnings per Common Share (EPS)	$0.70	$0.52	$1.31	$0.56
Diluted Earnings per Common Share (EPS)	$0.70	$0.52	$1.31	$0.56
FFO of the Operating Partnership	$582,967	$487,662	$1,153,610	$813,220
Diluted FFO of the Operating Partnership	$582,967	$485,824	$1,153,610	$816,896
Basic FFO per Share (FFOPS)	$1.65	$1.39	$3.26	$2.34
Diluted FFO per Share (FFOPS)	$1.65	$1.38	$3.26	$2.32
Diluted FFOPS as adjusted	$1.65	$1.38	$3.26	$2.79	(1)
Distributions per Share	$0.80	$0.60	$1.60	$1.20

(1)
Diluted FFOPS as adjusted excludes a loss on extinguishment of debt of $165.6 million recorded in the first quarter of 2010.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2011
Unaudited
(In thousands, except as noted)

	June 30, 2011	December 31, 2010
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,004	60,233
Common Shares Outstanding at End of Period	293,594	292,962

Total Common Shares and Units Outstanding at End of Period	353,598	353,195

Weighted Average Limited Partnership Units Outstanding	60,226	58,900
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	293,225	291,076
Diluted—for purposes of EPS	293,353	291,350
Diluted—for purposes of FFOPS	293,353	293,337
Simon Group's Debt Information
Share of Consolidated Debt	$16,747,260	$17,206,280
Share of Joint Venture Debt	6,680,754	6,562,500

Share of Total Debt	$23,428,014	$23,768,780

Simon Group's Market Capitalization
Common Stock Price at End of Period	$116.23	$99.49
Common Equity Capitalization, including operating partnership units	$41,098,744	$35,139,404
Preferred Equity Capitalization, including operating partnership preferred units	74,119	73,362

Total Equity Market Capitalization	$41,172,863	$35,212,766

Total Capitalization—Including Simon Group's Share of Total Debt	$64,600,877	$58,981,546

	As of or for the Six Months Ended June 30,
	2011	2010
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$1,865	$2,483
Joint Venture Properties	$783	$143
Simon Group's Share of Joint Venture Properties	$239	$66

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended June 30, 2011
						For the Three Months Ended June 30, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$649,570	$(8,181)	$641,389	$198,723	$840,112	$764,917
Overage rent	21,980	(31)	21,949	12,266	34,215	24,677
Tenant reimbursements	285,623	(4,626)	280,997	91,786	372,783	341,445
Management fees and other revenues	31,259	—	31,259	—	31,259	28,349
Other income	52,429	(405)	52,024	23,310	75,334	81,105

Total revenue	1,040,861	(13,243)	1,027,618	326,085	1,353,703	1,240,493

EXPENSES:
Property operating	109,025	(2,664)	106,361	62,133	168,494	160,924
Depreciation and amortization	261,298	(2,031)	259,267	94,418	353,685	327,222
Real estate taxes	93,424	(1,326)	92,098	24,980	117,078	100,890
Repairs and maintenance	24,657	(471)	24,186	8,106	32,292	30,939
Advertising and promotion	24,958	(237)	24,721	5,461	30,182	27,410
Provision for credit losses	274	(10)	264	1,687	1,951	4,941
Home and regional office costs	31,453	—	31,453	—	31,453	26,744
General and administrative	8,974	—	8,974	—	8,974	5,627
Transaction expenses	—	—	—	—	—	11,269
Other	19,226	(922)	18,304	29,433	47,737	39,101

Total operating expenses	573,289	(7,661)	565,628	226,218	791,846	735,067

OPERATING INCOME	467,572	(5,582)	461,990	99,867	561,857	505,426
Interest expense	(244,517)	3,643	(240,874)	(86,046)	(326,920)	(343,367)
Income tax (expense) benefit of taxable REIT subsidiaries	(703)	—	(703)	—	(703)	510
Income from unconsolidated entities	13,821	—	13,821	(13,821)	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities	14,349	—	14,349	—	14,349	20,024

CONSOLIDATED NET INCOME	250,522	(1,939)	248,583	—	248,583	182,593
Net income attributable to noncontrolling interests	44,567	(1,939)	42,628	—	42,628	30,754
Preferred dividends	834	—	834	—	834	(665)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$205,121	$—	$205,121	$—	$205,121	$152,504

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$250,522	$—	$250,522	$185,152
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			257,770	—	257,770	230,724
Simon's share of depreciation and amortization from unconsolidated entities			—	94,376	94,376	95,850
Income from unconsolidated entities			(13,820)	13,820	—	—
Gain on sale or disposal of assets			(14,349)	—	(14,349)	(20,024)
Net income attributable to noncontrolling interest holders in properties			(1,939)	—	(1,939)	(2,560)
Noncontrolling interests portion of depreciation and amortization			(2,100)	—	(2,100)	(2,005)
Preferred distributions and dividends			(1,313)	—	(1,313)	525

FFO of the Operating Partnership			$474,771	$108,196	$582,967	$487,662

Percentage of FFO of the Operating Partnership			81.44%	18.56%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Six Months Ended June 30, 2011
						For the Six Months Ended June 30, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,293,902	$(16,824)	$1,277,078	$390,883	$1,667,961	$1,522,995
Overage rent	39,121	(77)	39,044	25,128	64,172	50,220
Tenant reimbursements	567,048	(9,869)	557,179	183,068	740,247	683,887
Management fees and other revenues	61,751	—	61,751	—	61,751	56,917
Other income	98,913	(626)	98,287	44,983	143,270	161,027

Total revenue	2,060,735	(27,396)	2,033,339	644,062	2,677,401	2,475,046

EXPENSES:
Property operating	208,567	(5,621)	202,946	122,943	325,889	317,923
Depreciation and amortization	527,608	(3,969)	523,639	187,846	711,485	651,218
Real estate taxes	186,688	(2,774)	183,914	49,409	233,323	215,253
Repairs and maintenance	55,492	(1,153)	54,339	17,189	71,528	65,415
Advertising and promotion	46,846	(504)	46,342	11,862	58,204	52,297
Provision for credit losses	1,679	(44)	1,635	2,399	4,034	2,104
Home and regional office costs	60,509	—	60,509	—	60,509	44,059
General and administrative	16,640	—	16,640	—	16,640	10,739
Transaction expenses	—	—	—	—	—	14,969
Other	38,244	(1,958)	36,286	49,822	86,108	74,446

Total operating expenses	1,142,273	(16,023)	1,126,250	441,470	1,567,720	1,448,423

OPERATING INCOME	918,462	(11,373)	907,089	202,592	1,109,681	1,026,623
Interest expense	(492,634)	7,323	(485,311)	(170,151)	(655,462)	(686,686)
Loss on extinguishment of debt	—	—	—	—	—	(165,625)
Income tax (expense) benefit of taxable REIT subsidiaries	(1,846)	—	(1,846)	—	(1,846)	308
Income from unconsolidated entities	32,441	—	32,441	(32,441)	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities	13,765	—	13,765	—	13,765	26,066

CONSOLIDATED NET INCOME	470,188	(4,050)	466,138	—	466,138	200,686
Net income attributable to noncontrolling interests	83,987	(4,050)	79,937	—	79,937	33,864
Preferred dividends	1,669	—	1,669	—	1,669	4,945

NET INCOME ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$384,532	$—	$384,532	$—	$384,532	$161,877

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$470,188	$—	$470,188	$205,906
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			520,316	—	520,316	456,154
Simon's share of depreciation and amortization from unconsolidated entities			—	187,757	187,757	192,729
Income from unconsolidated entities			(32,441)	32,441	—	—
Gain on sale or disposal of assets			(13,765)	—	(13,765)	(26,066)
Net income attributable to noncontrolling interest holders in properties			(4,050)	—	(4,050)	(5,223)
Noncontrolling interests portion of depreciation and amortization			(4,210)	—	(4,210)	(3,977)
Preferred distributions and dividends			(2,626)	—	(2,626)	(6,303)

FFO of the Operating Partnership			$933,412	$220,198	$1,153,610	$813,220

Percentage of FFO of the Operating Partnership			80.91%	19.09%	100.00%	100.00%

(1)
See pages 17-19 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of June 30, 2011
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2010 Our Total Share
ASSETS:
Investment properties, at cost	$27,496,266	$(212,989)	$27,283,277	$9,558,642	$36,841,919	$36,714,516
Less—accumulated depreciation	8,097,828	(159,833)	7,937,995	2,050,951	9,988,946	9,488,505

	19,398,438	(53,156)	19,345,282	7,507,691	26,852,973	27,226,011
Cash and cash equivalents	789,713	(13,103)	776,610	323,166	1,099,776	1,125,332
Tenant receivables and accrued revenue, net	381,895	(6,178)	375,717	149,687	525,404	565,283
Investment in unconsolidated entities, at equity	1,345,912	—	1,345,912	(1,345,912)	—	—
Deferred costs and other assets	1,967,064	(7,487)	1,959,577	209,529	2,169,106	2,000,699
Notes receivable from related party	651,000	—	651,000	—	651,000	651,000

Total assets	$24,534,022	$(79,924)	$24,454,098	$6,844,161	$31,298,259	$31,568,325

LIABILITIES:
Mortgages and other indebtedness	$17,013,893	$(266,633)	$16,747,260	$6,680,753	$23,428,013	$23,768,780
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,049,313	(12,601)	1,036,712	317,271	1,353,983	1,294,234
Cash distributions and losses in partnerships and joint ventures, at equity	606,526	—	606,526	(606,526)	—	—
Other liabilities and accrued dividends	205,028	(504)	204,524	452,663	657,187	601,250

Total liabilities	18,874,760	(279,738)	18,595,022	6,844,161	25,439,183	25,664,264

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	90,161	2,912	93,073	—	93,073	89,394
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,211	—	45,211	—	45,211	45,375
Common stock, $.0001 par value, 511,990,000 shares authorized, 297,470,440 and 296,957,360 issued, respectively	30	—	30	—	30	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,060,402	—	8,060,402	—	8,060,402	8,059,852
Accumulated deficit	(3,202,852)	—	(3,202,852)	—	(3,202,852)	(3,114,571)
Accumulated other comprehensive income	45,853	—	45,853	—	45,853	6,530
Common stock held in treasury at cost, 3,884,305 and 4,003,451 shares, respectively	(153,437)	—	(153,437)	—	(153,437)	(166,436)

Total stockholders' equity	4,795,207	—	4,795,207	—	4,795,207	4,830,780
Noncontrolling interests	773,894	196,902	970,796	—	970,796	983,887

Total equity	5,569,101	196,902	5,766,003	—	5,766,003	5,814,667

Total liabilities and equity	$24,534,022	$(79,924)	$24,454,098	$6,844,161	$31,298,259	$31,568,325

 SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Six Months Ended June 30, 2011

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.6%
Texas	11.4%
California	10.4%
Massachusetts	7.0%
New York	6.8%
Georgia	4.7%
Nevada	4.7%
Indiana	4.4%
Pennsylvania	4.3%
New Jersey	4.0%

Top 10 Contributors by State	72.3%

NOI by Asset Type
Regional Malls and Premium Outlets	88.1%
The Mills	4.4%
Community/Lifestyle Centers	3.8%
International(3)	3.6%
Other	0.1%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Includes properties added to the Company's portfolio in connection with the Prime Outlets transaction.

(3)
International includes Premium Outlets in Asia and Mexico and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2011
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
Consolidated Properties
Other Income
Interest and Dividend Income	$16,828	$16,209	$27,866	$23,923
Lease Settlement Income	5,081	13,866	14,133	34,425
Gains on Land Sales	21	1,454	2,627	3,207
Other	30,499	23,361	54,287	49,089

Totals	$52,429	$54,890	$98,913	$110,644

Other Expense
Ground Rent	$10,409	$7,801	$21,158	$16,545
Professional Fees	7,215	3,747	9,139	6,781
Other	1,602	1,455	7,947	5,169

Totals	$19,226	$13,003	$38,244	$28,495

Transaction Expenses	$—	$11,269	$—	$14,969

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of June 30, 2011

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted Including Per Share Amounts(1)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
Consolidated Net Income(2)	$250,522	$185,152	$470,188	$205,906
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	257,770	230,724	520,316	456,154
Simon's share of depreciation and amortization from unconsolidated entities	94,376	95,850	187,757	192,729
Gain on sale or disposal of assets and interests in unconsolidated entities	(14,349)	(20,024)	(13,765)	(26,066)
Net income attributable to noncontrolling interest holders in properties	(1,939)	(2,560)	(4,050)	(5,223)
Noncontrolling interests portion of depreciation and amortization	(2,100)	(2,005)	(4,210)	(3,977)
Preferred distributions and dividends	(1,313)	525	(2,626)	(6,303)

FFO of the Operating Partnership	$582,967	$487,662	$1,153,610	$813,220
Loss on debt extinguishment	—	—	—	165,625

FFO as adjusted of the Operating Partnership	$582,967	$487,662	$1,153,610	$978,845

Per Share Reconciliation:
Diluted net income attributable to common stockholders per share	$0.70	$0.52	$1.31	$0.56
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	0.99	0.93	1.99	1.85
Gain on sale or disposal of assets and interests in unconsolidated entities	(0.04)	(0.06)	(0.04)	(0.07)
Impact of additional dilutive securities for FFO per share	—	(0.01)	—	(0.02)

Diluted FFO per share	$1.65	$1.38	$3.26	$2.32
Loss on debt extinguishment	—	—	—	0.47

Diluted FFO as adjusted per share	$1.65	$1.38	$3.26	$2.79

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of June 30, 2011

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and six months ended June 30, 2011.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$250,522	$185,152	$470,188	$205,906
Income tax expense (benefit) of taxable REIT subsidiaries	703	(510)	1,846	(308)
Interest expense	244,517	261,463	492,634	525,422
Income from unconsolidated entities	(13,821)	(10,614)	(32,441)	(28,196)
Loss on extinguishment of debt	—	—	—	165,625
Gain on sale or disposal of assets and interests in unconsolidated entities	(14,349)	(20,024)	(13,765)	(26,066)

Operating Income	467,572	415,467	918,462	842,383
Depreciation and amortization	261,298	234,190	527,608	463,099

NOI of consolidated Properties	$728,870	$649,657	$1,446,070	$1,305,482

Reconciliation of NOI of unconsolidated entities:
Net Income	$90,732	$101,090	$171,444	$175,203
Interest expense	215,585	218,018	426,472	435,181
Loss from unconsolidated entities	2,205	602	2,122	1,041
Gain on sale or disposal of assets and interests in unconsolidated entities	(15,506)	(39,761)	(15,506)	(39,761)

Operating Income	293,016	279,949	584,532	571,664
Depreciation and amortization	191,471	197,047	381,198	396,084

NOI of unconsolidated entities	$484,487	$476,996	$965,730	$967,748

Total NOI of the Simon Group Portfolio	$1,213,357	$1,126,653	$2,411,800	$2,273,230

Change in NOI from prior period	7.7%	2.8%	6.1%	4.6%
Less: Joint venture partner's share of NOI	297,811	293,210	590,631	594,594

Simon Group's Share of NOI	$915,546	$833,443	$1,821,169	$1,678,636

Increase in Simon Group's Share of NOI from prior period	9.9%	4.1%	8.5%	5.0%
Total NOI of Comparable Properties(3)	$832,065	$803,691	$1,654,182	$1,607,627

Increase in NOI of Regional Malls and Premium Outlets that are Comparable Properties	3.5%		2.9%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $1.7 million and $1.4 million for the three months ended June 30, 2011 and 2010, respectively, and $4.4 million and $3.1 million for the six months ended June 30, 2011 and 2010, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $8.1 million and $9.6 million for the three months ended June 30, 2011 and 2010, respectively, and $15.4 million and $14.1 million for the six months ended June 30, 2011 and 2010, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.9 million and $4.9 million for the three months ended June 30, 2011 and 2010, respectively, and $11.7 million and $9.8 million for the six months ended June 30, 2011 and 2010, respectively.

•
the Company's share of debt premium amortization of $2.1 million and $2.7 million for the three months ended June 30, 2011 and 2010, respectively, and $4.7 million and $6.4 million for the six months ended June 30, 2011 and 2010, respectively.

(3)
Includes comparable regional malls and Premium Outlets that were owned in both of the periods under comparison. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, properties acquired in the Prime Outlets transaction, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of June 30, 2011

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Regional Malls and Premium Outlets
Mall Stores	75,157,113	74,826,805	47.3%
Freestanding	4,233,455	1,799,730	1.1%
Anchors	94,654,378	25,783,886	16.3%
Office	2,038,904	2,038,904	1.3%

Regional Malls and Premium Outlets Total	176,083,850	104,449,325	66.0%
Premium Outlets Acquired in the Prime Outlets Transaction	6,743,243	6,610,470	4.2%
Community/Lifestyle Centers	20,259,920	13,854,646	8.8%
The Mills®	22,754,091	20,239,377	12.8%
Mills Regional Malls	17,362,165	8,623,039	5.4%
Mills Community Centers	1,014,063	962,510	0.6%

Mills Portfolio Total	41,130,319	29,824,926	18.8%
Other(1)	4,782,282	3,571,798	2.2%

Total U.S. Properties	248,999,614	158,311,165	100.0%

(1)
Consists of 14 other retail properties and two centers that are being de-malled through a major redevelopment. These properties contribute 0.1% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall and Premium Outlet Operational Information(1)
For the Period Ended June 30, 2011

	June 30,
	2011	2010
Total Number of Properties	201	203
Total Square Footage of Properties (in millions)	176.1	177.4
Ending Occupancy(2):
Consolidated Assets	94.0%	93.7%
Unconsolidated Assets	91.7%	91.2%
Total Portfolio	93.5%	93.1%
Total Sales per Square Foot(3):
Consolidated Assets	$502	$461
Unconsolidated Assets	$556	$498
Total Portfolio	$513	$469
Base Minimum Rent per Square Foot(4):
Consolidated Assets	$38.16	$37.11
Unconsolidated Assets	$44.62	$43.23
Total Portfolio	$39.70	$38.62

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2010	94.2%	$491	$38.87
12/31/2009	93.4%	$455	$38.47
12/31/2008	93.8%	$480	$36.69

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(5)	Closing Rate per Square Foot(5)	Releasing Spread(5)
6/30/11	6,362,776	$55.25	$50.65	$4.60	9.1%
3/31/11	5,827,455	$55.82	$50.71	$5.11	10.1%
12/31/10	6,449,328	$51.22	$49.14	$2.08	4.2%
6/30/10	5,964,860	$49.65	$48.73	$0.92	1.9%
3/31/10	5,591,779	$51.16	$49.17	$1.99	4.0%

Definitions:

(1)
Does not include properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for regional mall anchors and regional mall majors in the calculation.

(3)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for regional malls. All company owned space is included for Premium Outlets.

(4)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of June 30, 2011

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/11	Percentage of Gross Annual Rental Revenues(3)
Small Shops and Freestanding
Month to Month Leases	819	2,191,662	$37.12	1.6%
2011 (7/1/11 - 12/31/11)	1,028	1,813,695	$33.45	1.4%
2012	2,823	9,761,539	$32.22	7.2%
2013	2,721	8,234,654	$36.85	6.9%
2014	1,991	6,535,031	$37.38	5.6%
2015	1,989	6,871,982	$39.89	6.2%
2016	1,909	6,356,579	$38.20	5.5%
2017	1,545	5,209,081	$44.42	5.3%
2018	1,526	5,808,330	$48.06	6.4%
2019	1,307	4,930,835	$45.94	5.2%
2020	1,067	3,992,768	$45.87	4.2%
2021	795	3,220,457	$43.59	3.2%
2022 and Thereafter	435	2,410,339	$36.88	2.0%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,609	4,013,051	$13.86	1.2%
Anchor Tenants
2011 (7/1/11 - 12/31/11)	2	175,536	$3.33	0.0%
2012	17	1,819,004	$4.39	0.2%
2013	28	3,243,271	$3.78	0.3%
2014	36	3,642,306	$4.73	0.4%
2015	30	3,333,178	$3.35	0.3%
2016	23	2,758,190	$3.43	0.2%
2017	10	1,366,611	$1.67	0.1%
2018	12	1,142,052	$6.39	0.2%
2019	14	1,342,941	$4.30	0.1%
2020	13	1,213,748	$6.12	0.2%
2021	10	924,400	$6.11	0.1%
2022 and Thereafter	25	3,059,015	$7.13	0.5%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2010 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of June 30, 2011

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	353	3,805	1.5%	3.1%
Limited Brands, Inc.	333	1,880	0.8%	2.0%
Abercrombie & Fitch Co.	223	1,582	0.6%	1.5%
Foot Locker, Inc.	373	1,456	0.6%	1.3%
Phillips-Van Heusen	223	1,221	0.5%	1.1%
Luxottica Group S.P.A	404	788	0.3%	1.1%
American Eagle Outfitters, Inc.	178	1,031	0.4%	1.0%
Zale Corporation	334	359	0.1%	1.0%
Express, Inc.	118	1,042	0.4%	0.9%
Genesco, Inc.	424	634	0.3%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	148	26,494	10.6%	0.5%
Sears Roebuck & Co.	118	17,943	7.2%	0.2%
J.C. Penney Co., Inc.	111	15,897	6.4%	0.6%
Dillard's Dept. Stores	71	11,219	4.5%	0.1%
Nordstrom, Inc.	27	4,590	1.8%	0.1%
Belk, Inc.	21	2,792	1.1%	0.2%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,854	0.7%	—
Dick's Sporting Goods, Inc.	20	1,324	0.5%	0.3%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Lord and Taylor	7	954	0.4%	—
Kohl's Department Stores, Inc.	10	944	0.4%	0.1%
Saks Incorporated	7	879	0.4%	0.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Property Operational Information
For the Period Ended June 30, 2011

	June 30,
	2011	2010
Premium Outlets Acquired in the Prime Outlets Transaction
Total Number of Properties	16	n/a
Total Square Footage of Properties (in millions)	6.7	n/a
Ending Occupancy(1)	95.7%	n/a
Total Sales per Square Foot(2)	444	n/a
Base Minimum Rent per Square Foot(3)	$26.48	n/a
Community/Lifestyle Centers
Total Number of Properties	66	66
Total Square Footage of Properties (in millions)	20.3	20.2
Ending Occupancy(1)	91.9%	91.6%
Base Minimum Rent per Square Foot(3)	$13.54	$13.36
The Mills Portfolio
The Mills®(4)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	22.8	22.7
Ending Occupancy(1)	93.4%	93.5%
Total Sales per Square Foot(2)	$429	$386
Base Minimum Rent per Square Foot(3)	$20.12	$19.57
Mills Regional Malls(5)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	17.4	17.6
Ending Occupancy(6)	88.2%	88.8%
Total Sales per Square Foot(7)	$402	$380
Base Minimum Rent per Square Foot(3)	$34.77	$35.10

(1)
See footnote 2 on page 20 for definition, except Ending Occupancy is calculated on all company owned space.

(2)
See footnote 3 on page 20 for definition, except Total Sales per Square Foot is calculated on all company owned space.

(3)
See footnote 4 on page 20 for definition.

(4)
Opry Mills has closed and is undergoing a restoration as a result of flooding. Therefore, this property has been excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot until it reopens.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(6)
See footnote 2 on page 20 for definition.

(7)
See footnote 3 on page 20 for definition.

 SIMON PROPERTY GROUP
International Operational Information(1)(2)
For the Period Ended June 30, 2011

	June 30,
	2011	2010
International Properties
European Shopping Centers
Total Number of Properties	45	45
Total GLA (in millions of square feet)	10.1	10.1
Ending Occupancy	98.6%	94.9%
Comparable sales per square foot	€391	€381
Average rent per square foot	€27.31	€28.00
International Premium Outlets—Japan
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.5	2.4
Ending Occupancy(3)	99.3%	99.6%
Comparable sales per square foot(3)	¥86,292	¥90,507
Average rent per square foot(3)	¥ 4,847	¥ 4,749

(1)
Information supplied by the managing venture partner.

(2)
Does not include Premium Outlets in Mexico (Premium Outlets Punta Norte) or South Korea (Yeoju and Paju Premium Outlets).

(3)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center has re-opened.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	McCain Mall	AR	N. Little Rock	100.0%		727,439
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,164
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		842,072
4.	Fashion Valley	CA	San Diego	50.0%		1,727,323
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,371
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,037
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,148,717
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,369,230
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,190,789
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		880,756
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,617
12.	Crystal Mall	CT	Waterford	74.6%		783,439
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,925
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,756
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,494
16.	Coconut Point	FL	Estero	50.0%		1,199,858
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,049
18.	Cordova Mall	FL	Pensacola	100.0%		856,974
19.	Dadeland Mall	FL	Miami	50.0%		1,488,257
20.	DeSoto Square	FL	Bradenton	100.0%		677,875
21.	Edison Mall	FL	Fort Myers	100.0%		1,053,730
22.	Florida Mall, The	FL	Orlando	50.0%		1,776,679
23.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,534
24.	Indian River Mall	FL	Vero Beach	50.0%		736,658
25.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		558,982
26.	Melbourne Square	FL	Melbourne	100.0%		665,627
27.	Miami International Mall	FL	Miami	47.8%		1,071,520
28.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		952,757
29.	Paddock Mall	FL	Ocala	100.0%		555,200
30.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,050
31.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,948
32.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,171
33.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,705
34.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,449
35.	Treasure Coast Square	FL	Jensen Beach	100.0%		875,146
36.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,497
37.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,569
38.	Lenox Square	GA	Atlanta	100.0%		1,551,938
39.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,828,599
40.	Northlake Mall	GA	Atlanta	100.0%		961,825
41.	Phipps Plaza	GA	Atlanta	100.0%		812,281
42.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,280,968
43.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		691,243
44.	NorthPark Mall	IA	Davenport	50.0%		1,075,453
45.	Southern Hills Mall(2)	IA	Sioux City	50.0%		790,384
46.	SouthRidge Mall(2)	IA	Des Moines	50.0%		885,189
47.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,361
48.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	529,995
49.	Northwoods Mall	IL	Peoria	100.0%		693,404

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
50.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,226
51.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,288,149
52.	SouthPark Mall	IL	Moline	50.0%		1,017,106
53.	White Oaks Mall	IL	Springfield	80.7%		927,990
54.	Castleton Square	IN	Indianapolis	100.0%		1,381,843
55.	Circle Centre	IN	Indianapolis	14.7	%(3)	764,291
56.	College Mall	IN	Bloomington	100.0%		636,079
57.	Eastland Mall	IN	Evansville	50.0%		865,326
58.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		682,461
59.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,277,556
60.	Markland Mall	IN	Kokomo	100.0%		415,892
61.	Muncie Mall	IN	Muncie	100.0%		635,645
62.	Tippecanoe Mall	IN	Lafayette	100.0%		862,623
63.	University Park Mall	IN	Mishawaka	100.0%		922,680
64.	Washington Square	IN	Indianapolis	100.0%		971,793
65.	Towne East Square	KS	Wichita	100.0%		1,125,615
66.	Towne West Square	KS	Wichita	100.0%		941,626
67.	West Ridge Mall	KS	Topeka	100.0%		991,826
68.	Prien Lake Mall	LA	Lake Charles	100.0%		791,043
69.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,200
70.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,982
71.	Auburn Mall	MA	Auburn	49.1%		587,990
72.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,318,170
73.	Cape Cod Mall	MA	Hyannis	49.1%		721,508
74.	Copley Place	MA	Boston	98.1%		1,241,960
75.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		1,022,728
76.	Greendale Mall	MA	Worcester (Boston)	49.1%		429,819
77.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,974
78.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		473,625
79.	Northshore Mall	MA	Peabody (Boston)	49.1%		1,579,912
80.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		884,948
81.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,587,468
82.	Square One Mall	MA	Saugus (Boston)	49.1%		928,669
83.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,592
84.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,160
85.	Bangor Mall	ME	Bangor	67.4	%(6)	652,660
86.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,071
87.	Miller Hill Mall	MN	Duluth	100.0%		805,362
88.	Battlefield Mall	MO	Springfield	100.0%		1,198,946
89.	Independence Center	MO	Independence (Kansas City)	100.0%		868,148
90.	SouthPark	NC	Charlotte	100.0%		1,621,145
91.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		1,019,935
92.	Mall of New Hampshire, The	NH	Manchester	49.1%		811,740
93.	Pheasant Lane Mall	NH	Nashua	(5)		870,048
94.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,248
95.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,837
96.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,095

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
97.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,583
98.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,098,832
99.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,705
100.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,846
101.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		655,014
102.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
103.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,553
104.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,228,293
105.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,363
106.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,800
107.	Westchester, The	NY	White Plains (New York)	40.0%		826,561
108.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,248,442
109.	Lima Mall	OH	Lima	100.0%		740,537
110.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,301
111.	Southern Park Mall	OH	Youngstown	100.0%		1,195,089
112.	Summit Mall	OH	Akron	100.0%		768,554
113.	Upper Valley Mall	OH	Springfield	100.0%		739,569
114.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,988
115.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,087
116.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,193,227
117.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,391,951
118.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,602
119.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,078
120.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,333,959
121.	Ross Park Mall	PA	Pittsburgh	100.0%		1,238,849
122.	South Hills Village	PA	Pittsburgh	100.0%		1,142,546
123.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	610,067
124.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,082,531
125.	Anderson Mall	SC	Anderson	100.0%		671,802
126.	Haywood Mall	SC	Greenville	100.0%		1,230,703
127.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,071,357
128.	Rushmore Mall(2)	SD	Rapid City	50.0%		833,459
129.	Knoxville Center	TN	Knoxville	100.0%		963,833
130.	Oak Court Mall	TN	Memphis	100.0%		849,451
131.	West Town Mall	TN	Knoxville	50.0%		1,336,132
132.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,687
133.	Barton Creek Square	TX	Austin	100.0%		1,429,492
134.	Broadway Square	TX	Tyler	100.0%		627,793
135.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,729
136.	Domain, The	TX	Austin	100.0%		1,189,993
137.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,115
138.	Galleria, The	TX	Houston	50.4%		2,222,074
139.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,596
140.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,169
141.	La Plaza Mall	TX	McAllen	100.0%		1,214,909
142.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,678
143.	Longview Mall	TX	Longview	100.0%		638,098
144.	Midland Park Mall	TX	Midland	100.0%		617,170

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
145.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,801
146.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,521
147.	Sunland Park Mall	TX	El Paso	100.0%		917,526
148.	Valle Vista Mall	TX	Harlingen	100.0%		651,034
149.	Apple Blossom Mall	VA	Winchester	49.1%		439,921
150.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,890
151.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	717,830
152.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,392
153.	Valley Mall	VA	Harrisonburg	50.0%		506,282
154.	Virginia Center Commons	VA	Glen Allen	100.0%		784,835
155.	Columbia Center	WA	Kennewick	100.0%		768,194
156.	Northgate Mall	WA	Seattle	100.0%		1,058,731
157.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,374,236
158.	Bay Park Square	WI	Green Bay	100.0%		710,952
159.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall Square Footage(7)					158,471,537

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,031
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,245
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,687
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,008
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,904
7.	Napa Premium Outlets	CA	Napa	100.0%	179,351
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,738
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,382
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,165
11.	Orlando Premium Outlets- Vineland Ave.	FL	Orlando	100.0%	549,651
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,322
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,829
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,731
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,542
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	636,006
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,574
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,500
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,989
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,709
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,438
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,626

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
26.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
27.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	535,146
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,937
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,200
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,803
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,708
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,143
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,191
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,603
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,577
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,647
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,539
41.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,877
42.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets Square Footage				17,612,313

	Total Regional Mall and U.S. Premium Outlets Square Footage				176,083,850

FOOTNOTES FOR PRECEEDING PAGES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(7)
Includes office space of 2,038,904 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Menlo Park Mall—52,424 sq. ft.
Circle Centre—25,192 sq. ft.	Oak Court Mall—126,583 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	Plaza Carolina—27,343 sq. ft.
Firewheel Town Center—75,103 sq. ft.	River Oaks Center—117,716 sq. ft.
Greendale Mall—119,860 sq. ft.	The Domain—133,010 sq. ft.
Gwinnett Place—32,603 sq. ft.	White Oaks Mall—35,607

SIMON PROPERTY GROUP
Property Listing

Premium Outlets Acquired in the Prime Outlets Transaction

	Property Name	State	City (CBSA)	Legal Ownership	Total Square Feet
1.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
2.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,663
3.	Orlando Premium Outlets—International Dr.	FL	Orlando	100.0%	773,429
4.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,115
5.	Lee Premium Outlets	MA	Lee	100.0%	224,846
6.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	485,035
7.	Queenstown Premium Outlets	MD	Queenstown	100.0%	284,437
8.	Birch Run Premium Outlets	MI	Birch Run	100.0%	678,228
9.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,806
10.	Grove City Premium Outlets	PA	Grove City	100.0%	531,766
11.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,747
12.	Gaffney Premium Outlets	SC	Gaffney	100.0%	359,658
13.	Lebanon Premium Outlets	TN	Lebanon	100.0%	227,099
14.	San Marcos Premium Outlets	TX	San Marcos	100.0%	731,734
15.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,500
16.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie	100.0%	402,452

	Subtotal Premium Outlets Acquired in the Prime Outlets Transaction Square Footage				6,743,243

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	329,892
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,386
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		816,107
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,709
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		623,175
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,985
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,604
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		504,259
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		667,008
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,617
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,611
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,520
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,486
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,041
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,727
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,470
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,377

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
48.	Lima Center	OH	Lima	100.0%		223,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,371
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,109
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East (2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,002
56.	Gateway Shopping Center	TX	Austin	100.0%		512,986
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		392,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		464,699
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,181
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,538
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					20,259,920

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,245,515
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,304,133
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,737
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,334,313
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,994
6.	Franklin Mills	PA	Philadelphia	50.0%		1,743,942
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,778,260
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,361,527
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,827,098
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,076
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,480,645
12.	Opry Mills	TN	Nashville	50.0%		1,159,895
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,519,462
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,264,417
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,839
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		725,238

	Subtotal The Mills® Square Footage					22,754,091
	Regional Malls(2)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,601
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,275,050
19.	Dover Mall	DE	Dover	34.1%		886,250
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		815,029
21.	Falls, The	FL	Miami	25.0%		806,255
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		862,825
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,094,061
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,046,013
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,111,821
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,083
27.	Meadowood Mall	NV	Reno	25.0%		876,889
28.	Northpark Mall	MS	Ridgeland	50.0%		956,254
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,882
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,302,981
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,215,759
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,300,412

	Subtotal Regional Malls Square Footage(3)					17,362,165
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,150
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,617

	Subtotal Community Centers Square Footage					1,014,063

	Total Mills Properties Square Footage					41,130,319

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

(3)
Includes office space of 27,817 square feet including the following center with more than 20,000 square feet of office space:
Southdale Center—20,295 sq. ft.

SIMON PROPERTY GROUP

Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Square Feet
	ITALY
1.	Ancona	Ancona	49.0	%(2)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
7.	Bergamo	Bergamo	49.0	%(2)	119,900
8.	Concesio	Concesio (Brescia)	49.0	%(2)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0%		230,700
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
11.	Marconi	Marconi (Cagliari)	49.0	%(2)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(1)	190,700
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(2)	99,300
16.	Merate	Merate (Lecco)	49.0	%(2)	162,000
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(2)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(2)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
22.	Monza	Monza	49.0	%(2)	211,700
23.	Argine	Argine (Napoli)	39.2%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(3)	754,500
25.	Mugnano	Mugnano (Napoli)	49.0	%(2)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
28.	Olbia	Olbia	49.0	%(2)	207,600
29.	Padova	Padova	49.0%		105,800
30.	Palermo	Palermo	49.0%		82,900
31.	Fano	Fano (Pesaro)	49.0%		112,300
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
35.	Casalbertone	Roma	49.0	%(2)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	233,700
38.	Taranto	Taranto	49.0%		201,700
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(2)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
43.	Mestre	Mestre (Venezia)	49.0%		246,700
44.	Bussolengo	Bussolengo (Verona)	49.0	%(2)	164,600
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy Square Footage				10,077,100

SIMON PROPERTY GROUP

Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,800
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	482,000
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
51.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,600
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,800

	Subtotal Japan Square Footage			2,478,100
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000
	SOUTH KOREA
55.	Paju Premium Outlets	Paju (Seoul)	50.0%	276,200
56.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	327,800

	Subtotal South Korea Square Footage			604,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			13,437,200

FOOTNOTES:

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(3)
Gallerie Commerciali Italia ("GCI") owns 100% of the shopping gallery at this center which consists of 177,600 sf of leasable area. In addition, GCI owns a 40% interest in the retail parks at this center, which consists of 446,900 sf of leasable area.

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through June 30, 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Forever 21	Virgin Megastore
Grapevine Mills—Grapevine (Dallas), TX	Mills	Discovery Center by Legoland	Woodland Skatepark
Gurnee Mills—Gurnee (Chicago), IL	Mills	Off Broadway Shoes	N/A
Lake Square Mall—Leesburg (Orlando), FL	Regional Mall	PetSmart	N/A
Mall of New Hampshire, The—Manchester, NH	Regional Mall	Ulta	N/A
Northshore Mall—Peabody (Boston), MA	Regional Mall	Ulta	Office Depot
Palms Crossing—McAllen, TX	Community/Lifestyle Ctr.	Hobby Lobby	N/A
Treasure Coast Square—Jensen Beach, FL	Regional Mall	H.H. Gregg	Borders
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's
Openings Projected for the Remainder of 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Off Broadway Shoes	N/A
Bloomingdale Court—Bloomingdale	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
(Chicago), IL		Ross Dress for Less	Linens 'n Things
Chesapeake Square—Chesapeake, VA	Regional Mall	Cinemark Theater	Dillard's
Circle Centre—Indianapolis, IN	Regional Mall	Brown Mackie College	N/A
Coral Square—Coral Springs (Miami), FL	Regional Mall	Kohl's	Dillard's
Desert Hills Premium Outlets—Palm Springs, CA	Premium Outlet	Neiman Marcus Studio	N/A
Edison Mall—Fort Myers, FL	Regional Mall	Books-A-Million	N/A
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Fashion Valley—San Diego, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Firewheel Town Center—Garland	Regional Mall	Ulta	Linens 'n Things
(Dallas), TX		Kirkland's	Linens 'n Things
Grapevine Mills—Grapevine (Dallas),	Mills	Sea Life Center	Gameworks
TX		Ross Dress for Less	Steve & Barry's
Gurnee Mills—Gurnee (Chicago), IL	Mills	Shoppers World	JCPenney
Markland Mall—Kokomo, IN	Regional Mall	Carson Pirie Scott	Macy's
Miami International Mall—Miami	Regional Mall	Kohl's	Dillard's
Ontario Mills—Ontario (Riverside), CA	Mills	Sports Authority	Totally for Kids
Pheasant Lane Mall—Nashua, NH	Regional Mall	Dick's Sporting Goods	Macy's (1)
Phipps Plaza—Atlanta, GA	Regional Mall	Arhaus Furniture	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Marshalls	N/A
Shops at Mission Viejo, The—Mission Viejo, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Shops at North East Mall, The—Hurst (Dallas), TX	Community/Lifestyle Ctr.	DSW	Office Max

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Remainder of 2011 (continued)
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Dave & Buster's	Circuit City
Southdale Center—Edina (Minneapolis), MN	Regional Mall	Herberger's	Mervyn's
SouthPark—Charlotte, NC	Regional Mall	Container Store	Joseph Beth Booksellers
Washington Plaza—Indianapolis, IN	Community/Lifestyle Ctr.	Jo-Ann Fabrics	Deals
Wrentham Village Premium Outlets—Boston, MA	Premium Outlet	Bloomingdale's Outlet	N/A
Openings Projected for 2012
Block at Orange, The—Orange	Mills	Nordstrom Rack	N/A
(Los Angeles), CA		Sports Authority	Borders
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Columbia Center—Kennewick, WA	Regional Mall	Ulta	Rite Aid
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Grand Theater	N/A
Fairfax Court—Fairfax (Washington, D.C), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Falls, The—Miami, FL	Regional Mall	Fresh Market	N/A
Mall at Rockingham Park, The—Salem (Boston), NH	Regional Mall	Lord & Taylor	Macy's (1)
McCain Mall—N. Little Rock, AR	Regional Mall	Regal Cinemas	M.M. Cohn
Phipps Plaza—Atlanta, GA	Regional Mall	Discovery Center by Legoland	N/A
Plaza Carolina—Carolina (San Juan), PR	Regional Mall	T.J.Maxx	N/A
Southridge Mall—Greendale	Regional Mall	Macy's	Linens 'n Things/
(Milwaukee), WI			Steve & Barry's
Valley Mall—Harrisonburg, VA	Regional Mall	Dick's Sporting Goods	Peebles
Openings Projected for 2013
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2011
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$30,606	$32,556	$15,879
Redevelopment projects with incremental square footage and/or anchor replacement	42,679	79,074	30,638
Renovations with no incremental square footage	4,172	8,660	4,240
Tenant allowances	64,921	31,709	11,885
Operational capital expenditures at properties:
CAM expenditures(1)	9,980	41,123	19,427
Non-CAM expenditures	12,336	13,854	3,278

Totals	$164,694	$206,976	$85,347

Plus (Less): Conversion from accrual to cash basis	(1,231)	(15,274)	(5,392)

Capital Expenditures for the Six Months Ended 6/30/11(2)	$163,463	$191,702	$79,955

Capital Expenditures for the Six Months Ended 6/30/10(2)	$128,678	$85,395	$37,554

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of June 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
New Development Project:
Merrimack Premium Outlets—Merrimack, NH	409,000 square foot upscale outlet center	Q2 12	100%	$145	$144	$144
Stabilized Rate of Return = 10% Total Construction in Progress = $64.8 million Company's Share of Total Construction in Progress = $64.8 million
Renovation and Expansion Projects:
Ontario Mills—Ontario, CA	Forever 21 relocation	7/11	25%
	Sports Authority	10/11
	Mall renovation	10/12
Pheasant Lane Mall—Nashua, NH	Dick's Sporting Goods, small shops and restaurants	9/11	100%
	Mall renovation	4/12
McCain Mall—N. Little Rock, AR	Mall renovation	10/11	100%
	Regal Cinemas	10/12
Coddingtown Mall—Santa Rosa, CA	Mall renovation	11/11	50%
Fashion Valley—San Diego, CA	Forever 21 and mall renovation	11/11	50%
Great Lakes Mall—Mentor, OH	Mall renovation	11/11	100%
Southdale Center—Minneapolis, MN	Herberger's and relocation of food court	11/11	50%
Town Center at Boca Raton—Boca Raton, FL	Forever 21 and food court renovation	11/11	100%
Plaza Carolina—Carolina, PR	Forever 21	11/11	100%
	T.J. Maxx	3/12
	Mall renovation	4/12

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of June 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
Renovation and Expansion Projects (continued):
Midland Park Mall—Midland, TX	Mall renovation	2/12	100%
Maplewood Mall—St. Paul, MN	Mall renovation	3/12	100%
Southridge Mall—Greendale (Milwaukee), WI	Macy's	3/12	50%
	Mall renovation	6/12
Crystal Mall—Waterford, CT	Mall renovation	4/12	74.6%
Orland Square—Orland Park (Chicago), IL	Mall renovation	6/12	100%
Santa Rosa Plaza—Santa Rosa, CA	Mall renovation	7/12	100%
La Plaza Mall—McAllen, TX	Food court expansion	8/12	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of Macy's building into	10/12	12%
	90,000 sf of small shops on two levels
White Oaks Mall—Springfield, IL	Mall renovation and reconfiguration of former theater space into small shops	11/12	80.7%
Totals				$369	$355	$254
Blended Stabilized Rate of Return = 11% Total Construction in Progress = $82.5 million Company's Share of Total Construction in Progress = $50.1 million

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of June 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
Restoration Project:
Opry Mills—Nashville, TN(4)	Restoration of the property as a result of flood damage in May 2010	Q2 12	50%	$140	$120	$60
Stabilized Rate of Return = N/A Total Construction in Progress = $7.0 million Company's Share of Total Construction in Progress = $3.5 million
Anchor/ Big Box Additions:
The Esplanade—Kenner (New Orleans), LA	Target	7/11	50%
Grapevine Mills—Grapevine (Dallas), TX	Sea Life Center	7/11	29.6%
	Ross Dress for Less	10/11
Firewheel Town Center—Garland (Dallas), TX	Ulta and Kirkland's	7/11	100%
SouthPark—Charlotte, NC	The Container Store	9/11	100%
Shops at Mission Viejo, The—Mission Viejo, CA	Forever 21	9/11	100%
Phipps Plaza—Atlanta, GA	Arhaus Furniture	10/11	100%
	Discovery Center by Legoland	6/12
Desert Hills Premium Outlets—Palm Springs, CA	Neiman Marcus Studio	11/11	100%
Markland Mall—Kokomo, IN	Carson Pirie Scott	11/11	100%
Pier Park—Panama City Beach, FL	Marshalls	11/11	100%
Wrentham Village Premium Outlets—Boston, MA	Bloomingdale's Outlet	11/11	100%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of June 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
Anchor/Big Box Additions (continued):
Chesapeake Square—Chesapeake, VA	Cinemark Theater	12/11	100%
The Block at Orange—Ontario, CA	Nordstrom Rack	2/12	25%
Mall at Rockingham Park, The—Salem (Boston), NH	Lord & Taylor	3/12	24.6%
Totals				$71	$46	$32
Blended Stabilized Rate of Return = 12% Total Construction in Progress = $40.4 million Company's Share of Total Construction in Progress = $23.9 million
Other Projects
Total Construction in Progress = $22.0 million Company's Share of Total Construction in Progress = $14.1 million

(1)
Projects listed represent:
—
Projects that are under construction
—
New Development and Renovation and Expansion projects with budgeted gross costs in excess of $5 million
—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million
—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries

(4)
This reflects only the estimated costs of restoring Opry Mills and is less than the total estimated damages suffered as a result of the May, 2010 flood

  SIMON PROPERTY GROUP
  International Development Activity Report
  Project Overview, Construction-in-Progress
  As of June 30, 2011

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Johor Premium Outlets—Johor, Malaysia(2)	173,000 square foot upscale outlet center with approximately 80 shops	50.0%	November 2011	R 77
Expansions:
Tosu Premium Outlets—Fukuoka, Japan(3)	52,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263
Ami Premium Outlets—Ami (Tokyo), Japan(3)	93,000 square foot phase II expansion	40.0%	December 2011	JPY 1,454

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by equity contributions from partners.

(3)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of June 30, 2011
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Our Share of Total Debt
2011	$—	$228,271	$354,036	$44,693	$627,000
2012	390,705	1,332,134	211,662	716,017	2,650,518
2013	1,364,492	941,375	356,738	278,939	2,941,544
2014	934,482	798,376	103,051	808,277	2,644,186
2015	1,600,000	63,707	800,216	135,000	2,598,923
2016	1,300,000	1,848,636	556,455	178,932	3,884,023
2017	500,000	582,946	360,239	532,000	1,975,185
2018	1,000,000	12,440	34,960	—	1,047,400
2019	650,000	139,326	32,163	—	821,489
2020	1,250,000	79,727	386,516	43,273	1,759,516
Thereafter	1,500,000	229,328	677,911	65,686	2,472,925

Face Amounts of Indebtedness	$10,489,679	$6,256,266	$3,873,947	$2,802,817	$23,422,709
Premiums (Discounts) on Indebtedness, Net	(26,348)	27,663	—	3,989	5,304

Our Share of Total Indebtedness	$10,463,331	$6,283,929	$3,873,947	$2,806,806	$23,428,013

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		43%		Yes
Total Secured Debt to Total Assets	≤50%		23%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.9	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		310%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2011
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,380,402	$5,113,769	6.04%	4.4
Floating Rate Debt	1,142,497	1,142,497	1.51%	1.3

Total Mortgage Debt	6,522,899	6,256,266	5.21%	3.9
Unsecured Debt
Fixed Rate	9,629,706	9,629,706	6.01%	7.1
Revolving Credit Facility—US Tranche	585,000	585,000	2.29%	1.8
Revolving Credit Facility—Yen Currency	274,973	274,973	2.24%	1.8

Total Revolving Credit Facility	859,973	859,973	2.27%	1.8
Total Unsecured Debt	10,489,679	10,489,679	5.71%	6.7
Premium	38,039	38,039
Discount	(36,724)	(36,724)

Consolidated Mortgages and Other Indebtedness(1)	$17,013,893	$16,747,260	5.52%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$8,167,066	$3,582,936	5.37%	6.8
Floating Rate Debt	618,055	291,011	2.61%	2.6
Mills Limited Partnership Debt	7,306,118	2,802,817	4.78%	4.1

Total Mortgage Debt	16,091,239	6,676,764	5.00%	5.3
Premium	8,601	4,300
Discount	(623)	(311)

Joint Venture Mortgages and Other Indebtedness(1)	$16,099,217	$6,680,753	5.00%	5.3

Our Share of Total Indebtedness		$23,428,013	5.37%	5.5
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.0%	14,744,790	6.02%	6.2
Variable	12.0%	2,002,470	1.84%	1.5

	100.0%	16,747,260	5.52%	5.6
Joint Venture
Fixed	84.2%	5,627,330	5.57%	5.8
Variable	15.8%	1,053,423	2.01%	2.7

	100.0%	$6,680,753	5.00%	5.3

Total Debt		23,428,013

Total Fixed Debt	87.0%	20,372,120	5.90%	6.1

Total Variable Debt	13.0%	3,055,893	1.90%	1.9

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall	(18)	10/01/11		7.00%	Fixed	Secured	116,724	116,724
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan		03/05/12		0.89%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,481	26,481
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	78,167	78,167
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,721	15,721
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,492	14,492
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	29,423	29,423
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	20,816	20,816
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,389	30,389
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	42,684	42,684
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,772	8,772
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,715	7,715
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,316	6,316
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,571	1,571
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,158	15,158
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,863	18,863
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	50,098	50,098
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Revolving Credit Facility—USD		03/31/13		2.29%	Variable	Unsecured	585,000	585,000
Revolving Credit Facility—Yen Currency		03/31/13		2.24%	Variable	Unsecured(13)	274,973	274,973
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.34%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	89,914	89,914
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.84%	Fixed	Secured	260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	27,170	8,586
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	73,947	73,947
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	88,199	88,199
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	96,435	96,435
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,434	22,434
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,741	62,741

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	67,132	67,132
Philadelphia Premium Outlets	(2)(16)	07/30/14	4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	68,327	51,245
Brunswick Square		08/11/14	5.65%	Fixed	Secured	80,291	80,291
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	218,430	218,430
Regency Plaza	(2)(7)	12/14/14	3.19%	Variable	Secured	3,834	3,834
St. Charles Towne Plaza	(2)(7)	12/14/14	3.19%	Variable	Secured	24,923	24,923
West Ridge Plaza	(2)(7)	12/14/14	3.19%	Variable	Secured	4,793	4,793
Lake View Plaza		12/31/14	8.00%	Fixed	Secured	15,822	15,822
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	2,747	1,382
Simon Property Group, LP (Sr. Notes)		02/01/15	4.20%	Fixed	Unsecured	400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15	8.15%	Fixed	Secured	26,093	26,093
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	106,902	106,902
Florida City Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	10,910	10,910
Grove City Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	115,413	115,413
Gulfport Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	25,747	25,747
Huntley Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	30,515	30,515
Jersey Shore Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	71,617	71,617
Lebanon Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	15,830	15,830
Naples Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	16,403	16,403
Pleasant Prairie Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	61,509	61,509
San Marcos Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	146,383	146,383
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16	4.43%	Fixed	Secured	14,100	10,705
Penn Square Mall		04/01/16	7.75%	Fixed	Secured	98,008	92,614
Birch Run Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	108,348	108,348
Hagerstown Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	91,037	91,037
Williamsburg Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	105,173	105,173
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	779	779
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Upper Valley Mall	(2)(6)	07/01/16	5.89%	Fixed	Secured	46,487	46,487
Washington Square	(2)(29)	07/01/16	5.94%	Fixed	Secured	27,385	27,385
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	78,733	78,733
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	194,863	194,863
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	120,067	120,067
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	20,849	20,849
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	37,838	37,838
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	52,046	52,046
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets II		12/01/16	6.01%	Fixed	Secured	37,153	37,153
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	95,573	90,286
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,541	18,541
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,369	17,369
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,221	7,221
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,442	14,442
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	48,124	38,499
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	70,480	45,770
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	145,000	145,000
Towne West Square		06/01/21	5.61%	Fixed	Secured	51,000	51,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	31,334	31,334
Crystal River		11/11/30	9.63%	Fixed	Secured	14,376	14,376
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	85,151	51,083
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,012,578	16,745,945

Premium on Fixed-Rate Indebtedness						38,039	38,039
Discount on Fixed-Rate Indebtedness						(36,724)	(36,724)

Total Consolidated Indebtedness						17,013,893	16,747,260

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured(12)	8,150		3,260
Galleria Commerciali Italia—Facility A		12/22/11		5.37%	Fixed	Secured(10)	323,618		158,573
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured(10)	321,099		157,339
Tosu Premium Outlets—Variable		01/31/12		0.64%	Variable	Secured(12)	9,632		3,853
Square One		03/11/12		6.73%	Fixed	Secured	83,565		41,064
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	2,223	(19)	111
Hamilton Town Center		05/29/12		1.79%	Variable	Secured	95,283		47,642
Gotemba Premium Outlets—Variable		05/31/12		0.64%	Variable	Secured(12)	7,199		2,880
Domain Residential Building P		07/22/12	(24)	4.00%	Variable	Secured	3,617		1,809
Yeoju Premium Outlets		07/31/12		5.86%	Variable	Secured(26)	4,644		2,322
Galleria Commerciali Italia—Catania		12/17/12		2.28%	Variable	Secured(10)	100,911		49,446
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured	125,169		61,505
Avenues, The		04/01/13		5.29%	Fixed	Secured	68,861	(19)	10,329
Paju Premium Outlets		04/01/13		6.68%	Variable	Secured(26)	68,167		34,083
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured	68,989	(19)	2,760
Domain Residential Phase II	(2)	07/22/13		2.19%	Variable	Secured	36,569		18,285
Solomon Pond		08/01/13		3.97%	Fixed	Secured	103,790		51,000
Tosu Premium Outlets—Fixed		08/24/13		1.51%	Fixed	Secured(12)	5,183		2,073
Miami International Mall		10/01/13		5.35%	Fixed	Secured	90,919		43,437
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000		17,198
Domain Westin	(2)	10/15/13		2.14%	Variable	Secured	41,172		20,586
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured(10)	38,856		19,039
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured(10)	34,544		16,927
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured(10)	13,470		6,600
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.48%	Fixed	Secured(12)	20,703		8,281
Kobe Sanda Premium Outlets—Variable		01/31/14		0.90%	Variable	Secured(12)	52,459		20,984
Fashion Valley Mall-2		05/01/14		6.00%	Fixed	Secured	6,070		3,035
Coddingtown Mall	(2)	07/01/14		3.09%	Variable	Secured	13,950		13,950
Gotemba Premium Outlets—Fixed		10/25/14		1.58%	Fixed	Secured(12)	54,514		21,806
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,436		4,718
Indian River Mall		11/01/14		5.21%	Fixed	Secured	63,931		31,966
Rinku Premium Outlets		11/25/14		1.85%	Fixed	Secured(12)	24,284		9,714
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured	167,239		83,620
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured(10)	104,240		51,078
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		2.30%	Variable	Secured(10)	73,345		35,939
Toki Premium Outlets—Variable		04/30/15		1.13%	Variable	Secured(12)	15,368		6,147
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured	77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured	13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured	24,800	(19)	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured	14,650	(19)	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured	29,850	(19)	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured	18,800	(19)	0
Clay Terrace		10/01/15		5.08%	Fixed	Secured	115,000		57,500

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	132,179		64,949
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	66,581		25,294
Houston Galleria-1		12/01/15	5.44%	Fixed	Secured	643,583		324,173
Houston Galleria-2		12/01/15	5.44%	Fixed	Secured	177,417		89,365
Busan Premium Outlets		12/28/15	6.43%	Variable	Secured(26)	16,717		1,672
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured	17,052		8,526
Eastland Mall		06/01/16	5.79%	Fixed	Secured	168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured	176,300		88,150
Mesa Mall		06/01/16	5.79%	Fixed	Secured	87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured	94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured	101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured	44,337		22,169
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000		22,112
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,817		11,409
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000		115,000
King of Prussia Mall-1		01/01/17	7.49%	Fixed	Secured	105,408		13,007
King of Prussia Mall-2		01/01/17	8.53%	Fixed	Secured	7,464		921
King of Prussia Mall-3		01/01/17	4.50%	Fixed	Secured	50,000		6,170
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000		63,879
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300		10,432
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000		105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000		143,333
Johor Premium Outlets		03/31/18	5.36%	Variable	Secured(30)	5,818		2,909
Sano Premium Outlets		05/31/18	0.53%	Variable	Secured(12)	35,787		14,315
Sendai Premium Outlets		10/31/18	0.49%	Variable	Secured(12)	35,195		14,078
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,544		4,382
Westchester, The		05/05/20	6.00%	Fixed	Secured	369,998		147,999
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	138,392		52,534
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,638		20,460
Shops at Sunset Place, The		09/01/20	5.62%	Fixed	Secured	77,930		29,224
Florida Mall, The		09/05/20	5.25%	Fixed	Secured	371,060		185,530
Fashion Valley Mall-1		01/04/21	4.30%	Fixed	Secured	475,000		237,500
Cape Cod Mall		03/06/21	5.75%	Fixed	Secured	99,717		48,998
SouthPark Residential		05/01/21	4.80%	Fixed	Secured	22,000		8,800
Seminole Towne Center		05/06/21	5.97%	Fixed	Secured	59,950	(19)	7,794
Fashion Centre Pentagon Office		07/01/21	5.11%	Fixed	Secured	40,000		17,000
Fashion Centre Pentagon Retail		07/01/21	4.87%	Fixed	Secured	410,000		174,250
Galleria Commerciali Italia—Argine		07/28/22	3.23%	Fixed	Secured(10)	65,082		31,890
AMI Premium Outlets		09/25/23	2.09%	Fixed	Secured(12)	132,309		52,924
Atrium at Chestnut Hill		03/11/31	6.89%	Fixed	Secured	42,525		20,896
Dadeland Mall		02/11/32	6.75%	Fixed	Secured	175,542		87,771

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Crystal Mall	09/11/32	5.62%	Fixed	Secured	91,571		68,283
Northshore Mall	03/11/34	5.03%	Fixed	Secured	196,490		96,550

Joint Venture Indebtedness at Face Value					8,785,121		3,873,947

Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)					7,306,118		2,802,817

Total Joint Venture and Mills Indebtedness at Face Value					16,091,239		6,676,764

Premium on JV Fixed-Rate Indebtedness					8,601		4,300
Discount on JV Fixed-Rate Indebtedness					(623)		(311)

Total Joint Venture Indebtedness					16,099,217	(20)	6,680,753	(17)

Our Share of Total Indebtedness							23,428,013

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Limited Partnership Indebtedness:
Colorado Mills		11/12/11	1.97%	Variable	Secured	149,066	(19)	27,950
Discover Mills-1		12/11/11	7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills-2		12/11/11	6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12	6.39%	Fixed	Secured	90,000		35,352
Meadowood Mall		01/09/12	1.06%	Variable	Secured	133,542		33,386
Dover Mall & Commons	(3)	02/01/12	2.14%	Variable	Secured	83,756		28,515
Esplanade, The	(3)	02/01/12	2.14%	Variable	Secured	75,136		37,568
Galleria at White Plains	(3)	02/01/12	2.14%	Variable	Secured	125,566		62,783
Northpark Mall—Mills	(3)	02/01/12	2.14%	Variable	Secured	105,543		52,772
Southridge Mall		04/01/12	5.23%	Fixed	Secured	124,000		62,000
Mills Senior Loan Facility		06/07/12	1.44%	Variable	Secured	655,000		327,500
Marley Station		07/01/12	4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured	159,254		31,453
Katy Mills		01/09/13	6.69%	Fixed	Secured	139,706		17,463
Del Amo Fashion Center	(2)	01/23/13	1.69%	Variable	Secured	307,753		76,938
Southdale Center	(2)	04/01/13	5.18%	Fixed	Secured	156,258		78,129
Lakeforest Mall	(2)	07/08/13	4.90%	Fixed	Secured	139,031		34,758
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	111,602		27,901
Ontario Mills	(2)(16)	12/05/13	4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	11,095		3,290
Concord Marketplace		02/01/14	5.76%	Fixed	Secured	12,894		6,447
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured	381,451		113,005
Grapevine Mills	(2)(16)	09/22/14	5.90%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14	6.25%	Fixed	Secured	219,620		54,905
Opry Mills		10/10/14	6.16%	Fixed	Secured	280,000		140,000
Opry Mills-2		10/10/14	6.16%	Fixed	Secured	1,258		629
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured	270,000		135,000
Shops at Riverside, The	(2)	06/16/16	2.29%	Variable	Secured	130,000		65,000
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured	113,342		28,336
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured	225,583		56,283
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured	117,250		29,313
Liberty Plaza		06/01/17	5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17	5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17	5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17	5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20	5.76%	Fixed	Secured	173,089		43,273
Denver West Village		07/01/21	5.04%	Fixed	Secured	28,000		5,250
Net Leases II		01/10/23	9.35%	Fixed	Secured	20,873		10,436
TMLP Trust Preferred Unsecured Securities		03/30/36	2.64%	Variable	Unsecured	100,000		50,000

Mills Limited Partnership Indebtedness at Face Value						7,306,118		2,802,817

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2011
(In thousands)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2011: LIBOR at .19%; 3 MONTH EURIBOR at 1.55%; YEN LIBOR at ..14%; 6 MONTH YEN LIBOR at .34%; KLIBOR at 3.11% and 91 Day Korean CD rate at 3.56%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 747.1 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 580.7 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.14%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 32,454.8 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $123.9 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Loan was paid off after June 30, 2011.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 96,400.0 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(30)
Amounts shown in USD Equivalent. Ringgit equivalent is 17,115.5 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2011

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2011

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2011

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2011

Property Name	City	State
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Charles Towne Square	Charleston	SC

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2011

Property Name	City	State
Empire East	Sioux Falls	SD
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2011
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2011 was $60.96 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2010 through June 30, 2011
SIMON PROPERTY GROUP Selected Financial and Equity Information As of June 30, 2011 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information As of June 30, 2011 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Six Months Ended June 30, 2011
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of June 30, 2011 (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of June 30, 2011 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of June 30, 2011
SIMON PROPERTY GROUP U.S. Regional Mall and Premium Outlet Operational Information(1) For the Period Ended June 30, 2011
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of June 30, 2011
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of June 30, 2011
SIMON PROPERTY GROUP Other U.S. Property Operational Information For the Period Ended June 30, 2011
SIMON PROPERTY GROUP International Operational Information(1)(2) For the Period Ended June 30, 2011
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2011–2013
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2011 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2011
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of June 30, 2011 ($ in 000's, except per share amounts)